Exhibit 10.27

SECOND AMENDMENT TO TRADEMARK LICENSE AGREEMENT BETWEEN REVEL GROUP, LLC, AS LICENSOR, AND REVEL ENTERTAINMENT GROUP, LLC, AS LICENSEE

This SECOND AMENDMENT TO TRADEMARK LICENSE AGREEMENT (this “Amendment”) is dated as of August 22, 2012, and entered into by Revel Group, LLC a Delaware limited liability company (the “Licensor”) and Revel Entertainment Group, LLC, a New Jersey limited liability company (the “Licensee”). Reference is made to the Trademark License Agreement dated as of February 17, 2011 (as amended pursuant to that certain First Amendment to Trademark License Agreement dated as of July 24, 2012, the “License Agreement”), by and between Licensor and Licensee. Capitalized terms used herein without definition shall have the same meanings as set forth in the License Agreement.

W I T N E S S E T H :

WHEREAS, the License Agreement may be amended by a writing entered into by both parties.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       Amendment to the License Agreement.

The following new “Section 11.11 Consent to Assumption” is hereby added to the License Agreement as follows:

“11.11 Consent to Assumption. Licensor hereby consents to the assumption by Licensee, as debtor and debtor-in-possession, of this Agreement under Section 365(a) of the Bankruptcy Code (11 U.S.C. §§ 101 et seq.) in a bankruptcy case of Licensee, and hereby waives any right to object to such assumption under Section 365(c)(1) of the Bankruptcy Code.”

2.       Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

3.       GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

4.       Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

REVEL Group, LLC,
as Licensor

By:	/s/ Kevin De Sanctis
	Name:	Kevin De Sanctis
	Title:	CEO

REVEL ENTERTAINMENT GROUP, LLC, as Licensee

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	Senior Vice President and CFO